Exhibit 10.254
                                    FORM OF
                     AMENDMENT NO. 4 TO FINANCING AGREEMENTS

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                                     FORM OF
                     AMENDMENT NO. 4 TO FINANCING AGREEMENTS

                                 August 11, 1995


Electronic Associates, Inc.
185 Monmouth Parkway
West Long Branch, NJ 07764

Gentlemen:

     Congress Financial Corporation, a California corporation (together with its successors and assigns, "Congress") and Electronic Associates, Inc., a New Jersey corporation (together with its successors and assigns, "Borrower") have entered into certain financing arrangements pursuant to the Accounts Financing Agreement (Security Agreement), dated August 13, 1993, between Congress and Borrower (the "Accounts Agreement"), together with all supplements thereto, including, but not limited to, the Covenant Supplement to Accounts Agreement, dated August 13, 1993, between Congress and Borrower (the "Covenant Supplement"), as amended by Amendment No. 1 to Financing Agreements dated March 29, 1994, Amendment No. 2 to Financing Agreements dated December 30, 1994 and Amendment No. 3 to Financing Agreements dated April 26, 1995, and various agreements, documents and instruments executed and/or delivered in connection therewith or related thereto (as the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements").

     Borrower has sold certain shares of its common stock pursuant to Regulation S of the Securities Act of 1933, as amended, for the aggregate purchase price of $9,000,000 (the "Reg S offering"). As part of the Reg S Offering and pursuant to the Purchase Agreement, dated as of June 27, 1995, between Borrower and Millennium Offshore Partners, C.V. ("Millennium"), Borrower issued and sold 416,667 shares of its common stock to Millennium for the purchase price of $2,000,000 (the "Millennium Investment"). In addition, Borrower has received the amount of $1,130,000 in connection with the exercise of certain stock options previously issued by Borrower.

     Borrower has requested that Company amend the Financing Agreements to evidence Congress' consent (a) to a loan, funded with a portion of the proceeds of the Reg S Offering, made by Borrower to Electronic Associates Technologies Israel Limited, an Israeli corporation ("EA Israel", as hereinafter further defined), in the amount of $5,300,000 to be used by EA Israel for a joint venture with Israel Aircraft Industries Limited, together with a cash


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equity investment of $5,200 made by Borrower in EA Israel, (b) to a loan, funded with a portion of the proceeds of the Millennium Investment, made by Borrower to Tanon in the amount of $229,518.75, to be used for working capital, (c) to the extent consent by Congress is required, to the payment, funded with a portion of the proceeds of the Millennium Investment, made by Borrower to Tanon of intercompany indebtedness in the amount of $770,481.25 owed to Tanon in respect of sums advanced by Tanon for Borrower's account in connection with the Tanon Merger (as defined in the Amendment No. 2 to Financing Agreements) and (d) to an equity investment in the amount of $500,000, funded with a portion of the remaining proceeds of the Reg S Offering and/or proceeds realized from the exercise of certain stock options previously issued by Borrower, made by Borrower in BarOn to be used for working capital. Congress is willing to agree to the foregoing, to amend the Financing Agreements and so consent upon and subject to the terms and conditions contained herein.

     In consideration of the foregoing, the parties hereto hereby agree as follows:

     1. Definitions.

          (a) Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:

               (i) "August 1995 BarOn Investment" shall mean the equity investment by Borrower in BarOn in the amount of $500,000, as permitted pursuant to Section 2(b) of this Amendment.

               (ii) "August 1995 Tanon Investment" shall mean the loan by Borrower to Tanon evidenced by a promissory note, dated as of August 1, 1995, in the original principal amount of $229,518.75, as permitted pursuant to Section 2(b) of this Amendment.

               (iii) "EA Israel" shall mean Electronic Associates Technologies Israel Limited, an Israeli corporation, and its successors and assigns.

               (iv) "EA Israel Investment" shall mean, individually and collectively, the loan by Borrower to EA Israel evidenced by the EA Israel Note, in the Original principal amount of $6,300,000, as permitted pursuant to Section 2(b) of this Amendment, and the cash investment of $5,200 made by Borrower in EA Israel, as permitted pursuant to Section 2(b) of this Amendment.


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               (v) "EA Israel Note" shall mean the promissory note, dated
          August 8, 1995, issued by EA Israel payable to the order of Borrower in the original principal amount of $6,300,000, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (vi) "IAI Joint Venture" shall mean the joint venture formed between EA Israel and Israel Aircraft Industries Limited pursuant to the IAI Joint Venture Agreement.

               (vii) "IAI Joint Venture Agreement" shall mean the Joint Venture Agreement dated as of August 8, 1995 among EA Israel, Israel Aircraft Industries Limited and an Israeli corporation formed to conduct the joint venture formed between EA Israel and Israel Aircraft Industries Limited.

          (b) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those capitalized terms used and/or defined in the recitals hereto, shall have the respective meanings set forth in the Financing Agreements.

     2. Repayment of Intercompany Indebtedness; Permitted Loans and Investments.

          (a) To the extent Congress' consent is required, Congress hereby consents to the payment by Borrower to Tanon of intercompany indebtedness in the sum of $770,481.25 owed to Tanon in respect of sums advanced by Tanon for Borrower's account in connection with the Tanon Merger (as defined in Amendment No. 2 to Financing Agreements).

          (b) The word "and" appearing at the end of Section 4.5(n) of the Covenant Supplement is hereby deleted and the following new Sections 4.5(p), 4.5(q) and 4.5(r) are hereby inserted into the Covenant Supplement, immediately following Section 4.5(o) thereof:

               "(p) a loan to Tanon in the sum of $229,518.75 to be evidenced by a promissory note dated as of August 1, 1995 and to be used by Tanon for working capital purposes;

               (q) a loan to EA Israel in the sum of $6,300,000 evidenced by the EA Israel Note, to be used by EA Israel to fund a portion of the initial $7,500,000 capital contribution to be made by EA Israel to an Israeli corporation formed to conduct the IAI Joint Venture pursuant to the IAI Joint Venture Agreement,

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          and a cash equity investment by Borrower of $5,200 in EA Israel in consideration of the issuance to Borrower of 52.3% of the capital stock of EA Israel; and

               (r) an additional equity investment in BarOn in the sum of $500,000 in cash to be used by BarOn for working capital purposes, and representing a portion of the "Subsidiary Investment" as such term is defined in the BarOn Investment Agreement as in effect on January 16, 1995."

          (c) Future equity investments permitted under and subject to the terms of Section 4.5(m) of the Covenant Supplement shall be limited to $500,000 in the aggregate.

          (d) Notwithstanding the foregoing amendments, and except as expressly set forth in Sections 4.5(g), 4.5(h) and 4.5(p) of the Covenant Supplement, Congress has not consented to or approved any additional investments by Borrower or its subsidiaries in Tanon or loans to Tanon from Borrower or its subsidiaries, all of which additional investments or loans by Borrower or its subsidiaries shall require Congress' prior written consent. Without limiting the foregoing , except for those additional cash equity investments in or loans to Tanon made in compliance with Sections 4.5(g), 4.5(h) and 4.5(p) of the Covenant Supplement, all additional cash equity investments in or loans to Tanon by Borrower or its subsidiaries, as well as the consummation of any transactions involving any such cash investments or loans pursuant to any agreements or instruments now existing or hereafter entered into between Borrower and Tanon or any persons affiliated therewith, whether or not disclosed to or discussed with Congress, shall not be permitted for purposes of the Financing Agreements, unless a further written consent or amendment executed by Congress expressly with respect thereto is executed by Congress and delivered to Borrower after the execution and delivery of this Amendment.

          (e) Notwithstanding the foregoing amendments and except as expressly set forth in Section 4.5(q) of the Covenant Supplement as added by this Amendment, Congress has not consented to or approved any additional investments by Borrower or its subsidiaries in EA Israel, or loans to EA Israel from Borrower or its subsidiaries, all of which additional investments or loans by Borrower or its subsidiaries shall require Congress' prior written consent. Without limiting the foregoing, except for the loan to EA Israel and the cash equity investment made in compliance with Section 4.5(q) of the Covenant Supplement as added by this Amendment, all additional equity investments by Borrower or its subsidiaries in, or loans to or for, EA Israel or the IAI Joint

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     Venture, as well as the consummation of any transactions involving any such additional cash investments or loans pursuant to any agreements or instruments now existing or hereafter entered into between Borrower and EA Israel, the IAI Joint Venture or any person affiliated therewith, whether or not disclosed to or discussed with Congress, shall not be permitted for purposes of the Financing Agreements, unless a further written consent or amendment executed by Congress expressly with respect thereto is executed by Congress and delivered to Borrower after the execution and delivery of this Amendment.

          (f) Notwithstanding the foregoing amendments and except as expressly set forth in Sections 4.5(l), 4.5(m), 4.5(n), 4.0(o) and 4.5(r) of the Covenant Supplement as added by this Amendment and Amendment No. 3, Congress has not consented to or approved any additional investments by Borrower or its subsidiaries in BarOn, or loans to BarOn from Borrower or its subsidiaries, whether or not provided for or contemplated by the BarOn Investment Agreement other than, in accordance with Sections 4.5(m), 4.5(n), and 4.5(o) of the Covenant Supplement, investments by Borrower paid for solely through issuance or delivery of Borrower's common stock, shall require Congress' prior written consent. Without limiting the foregoing, except for those additional cash equity investments in BarOn made in compliance with Sections 4.5(l), 4.5(m), 4.5(n), 4.0(o) and 4.5(r) of the Covenant Supplement as added by this Amendment and Amendment No. 3, all additional cash equity investments by Borrower or its subsidiaries in BarOn, as well as the consummating of any transactions involving any such cash investments pursuant to any agreements or instruments now existing or hereafter entered into between Borrower and BarOn, or any persons affiliated therewith, whether or not disclosed to or discussed with Congress, or contemplated by the BarOn Investment Agreement or otherwise, shall not be permitted for purposes of the Financing Agreements, unless a further written consent or amendment executed by Congress expressly with respect thereto is executed by Congress and delivered to Borrower after the execution and delivery of this Amendment.

     3. Pledge. Supplementing the other grants of Collateral set forth in the Financing Agreements, as additional security for payment and performance of all Obligations, Borrower hereby pledges and assigns as Collateral to Congress, and hereby grants to Congress a security interest in, the following: (a) all instruments and documents evidencing the August 1995 Tanon Investment and (b) the EA Israel Note and all other instruments and documents evidencing the loan to EA Israel permitted pursuant to Section 2(b) of this Amendment.

     4. Pledge of Stock. Borrower hereby acknowledges and agrees that (a) Congress may, at any time, require a pledge of all

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of Borrower's shares and rights to acquire ordinary shares or other capital stock of EA Israel, now owned and hereafter acquired by Borrower and all dividends, income and other contributions thereon and the proceeds thereof and
(b) Borrower will, upon Congress' request, deliver or cause to be delivered to Congress all of the original stock certificates of EA Israel evidencing Borrower's equity interest in EA Israel now owned or hereafter acquired by Borrower, together with stock powers or other appropriate instruments of transfer with respect to each such stock certificate, executed by Borrower in blank and undated.

     5. Representations, Warranties and Covenants. Borrower hereby represents, warrants and covenants to and in favor of Congress as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

          (a) No Event of Default has occurred or existed on the date hereof, and no event has occurred or condition exists which, with notice or lapse of time or both, would constitute an Event of Default.

          (b) The agreements evidencing the Millennium Investment, the August 1995 Tanon Investment, the August 1995 BarOn Investment, the EA Israel Investment, and each of the other related documents, agreements and instruments executed and/or delivered in connection therewith have been duly authorized, executed and delivered by the parties thereto, and none of such agreements, documents or instruments or the consummation of the transactions contemplated thereby have or will violate any applicable law or regulation or require the consent of any governmental or regulatory body or other person that has not been obtained (except, in the case of the IAI Joint Venture, the consent of the government of Israel as provided in the IAI Joint Venture Agreement).

          (c) Borrower has delivered, or caused to be delivered to Congress, true, correct and complete copies of the agreements evidencing the Millennium Investment, the August 1995 Tanon Investment, the August 1995 BarOn Investment and the EA Israel Investment, together with each of the other documents, agreements and instruments to be executed and/or delivered in connection with the transactions contemplated thereunder.

          (d) Borrower has delivered, or caused to be delivered to Congress, a true, correct and complete copy of the approval by the New York Stock Exchange of the additional listing of Borrower's common stock issued to Millennium pursuant to the Millennium Investment.


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          (e) Pursuant to the EA Israel Investment, Borrower has acquired, and shall retain at all times, not less than a 52.3% interest in the voting capital stock of EA Israel. Aggregate cash equity investments in, or loans to EA Israel of, at least $1,200,000 have been made by the holders of the remaining 47.7% of the capital stock of EA Israel as set forth in the IAI Joint Venture Agreement, no portion of which sums have been provided, directly or indirectly, by Borrower. EA Israel has acquired (after giving effect to and assuming the exercise of the Option granted to Israel Aircraft Industries Limited pursuant to the IAI Joint Venture Agreement) and shall retain at all times beneficial ownership of at least 50.1% of the voting capital stock of the entity formed to conduct the IAI Joint Venture.

          (f) Within fifteen (15) days from the date hereof, Borrower shall deliver to Congress evidence that Borrower has delivered, or has caused to be delivered to Tanon, from a portion of the proceeds of the Millennium Investment, the sum of $1,000,000 representing payment of intercompany indebtedness owed to Tanon and disbursement of the loan to Tanon, each as permitted pursuant to Section 2(b) of this Amendment.

          (g) Within fifteen (15) days from the date hereof, Borrower shall deliver to Congress evidence that Borrower has delivered, or caused to be delivered to EA Israel, from a portion of the other proceeds of the Reg S Offering, the sum of $6,300,000, representing the disbursement of the loan by Borrower to EA Israel, together with the sum of $5,200, representing Borrower's cash equity investment in EA Israel, in each case as permitted pursuant to Section 2(b) of this Amendment.

          (h) Within fifteen (15) days from the date hereof, Borrower shall deliver to Congress evidence that Borrower has delivered, or caused to be delivered to BarOn, from a portion of the remaining proceeds of the Reg S Offering and the exercise of certain stock options previously issued by Borrower, the sum of $500,000 representing Borrower's cash equity investment in BarOn, as permitted pursuant to Section 2(b) of this Amendment.

          (i) Within fifteen (15) days from the date hereof, Borrower shall deliver to Congress all instruments and documents evidencing the August 1995 Tanon Investment.

          (j) Within fifteen (15) days from the date hereof, Borrower shall deliver, or cause to be delivered to Congress, a Secretary's Certificate of Directors' Resolutions evidencing the adoption and subsistence of resolutions of the board of directors of Borrower approving the Millennium Investment, the August 1995 Tanon Investment, the August 1995 BarOn Investment, the EA Israel Investment and the other terms and provisions of this Amendment.

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          (k) Within fifteen (15) days from the date hereof, Borrower shall deliver, or cause to be delivered to Congress, a Secretary's Certificate of Directors' Resolutions evidencing the adoption and subsistence of resolutions of the board of directors of Borrower ratifying all prior amendments to the Financing Agreements and transactions thereunder.

          (l) Within fifteen (15) days from the date hereof, on a best efforts basis, and in any event within thirty (30) days from the date hereof, Borrower shall deliver to Congress, the EA Israel Note and all other documents and instruments evidencing the loan to EA Israel permitted pursuant to Section 2(b) of this Amendment.

     6. Conditions Precedent. The effectiveness of the amendments and consents contained herein shall be subject to the satisfaction of the following conditions precedent:

          (a) the receipt by Congress from Borrower, in immediately available funds, of the sum of $1,330,000, representing the remaining Reg S Offering proceeds and proceeds of the exercise of certain stock options, after taking into account the other uses of such proceeds permitted by this Amendment, such sum to be applied by Congress to the outstanding revolving loan Obligations of Borrower to Congress; and

          (b) Borrower shall deliver to Congress an original of this Amendment, duly authorized, executed and delivered by Borrower.

     7. Miscellaneous.

          (a) Headings. The headings listed herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

          (b) Effect of this Amendment. Except as modified pursuant hereto, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of a conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by Borrower or to entitle Borrower to any other consent.

          (c) Further Assurance. Borrower shall execute and deliver such additional documents and take such additional action as may be necessary or desirable, as determined by Congress, to effectuate the provisions and purposes of this Amendment.

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          (d) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement.

                                         Very truly yours,

                                         CONGRESS FINANCIAL CORPORATION


                                         By: __________________________

                                         Title: _______________________

AGREED:

ELECTRONIC ASSOCIATES, INC.

By:_________________________

Title: _____________________


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